Supplement, dated February 17, 2023

to Statutory Prospectus dated May 1, 2022

Statutory Prospectus of Mutual of America Life Insurance Company Separate Account No. 2

Tax Deferred Annuity Plan Contracts (“TDA Contracts”); and

Voluntary Employee Contribution Program Contracts (“VEC Contracts”)

The following supplemental information should be read in conjunction with the Statutory Prospectus dated May 1, 2022 for the TDA Contracts and VEC Contracts, (the “Contracts”) issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 2 (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in your Prospectus.

Within the “General Description of Contracts” section, under the “Your Right to Transfer Among Investment Alternatives” subheading, replace the first paragraph of the “Transfers, Allocation Changes and Withdrawals by Telephone or Internet” section with the following:

Transfers, Allocation Changes and Withdrawals by Telephone or Website. You may generally make requests by telephone or website for transfers or withdrawals of Account Value or to change the Investment Alternatives to which we will allocate your future Contributions. We do not accept website requests or telephone requests for withdrawals from a VEC Contract; however for TDA Contracts certain full or partial withdrawal requests or rollover requests can be made through the secure section of our website.

Within the “Our Payment of Account Value to Your or a Beneficiary — TDA Contracts” section, replace the first paragraph with the following:

Under a TDA Contract, your right to withdraw all or any portion of your Account Value is restricted by federal tax law. If you are under age 59 1⁄2, you will not be able to withdraw your Account Value, except in circumstances such as death or disability, hardship, or termination of employment. (There are special rules permitting withdrawal of Contributions made on or before January 1, 1989 and withdrawal of earnings and interest credited to your Account Value by that date.) When you make a withdrawal for hardship, you may not withdraw post-1988 earnings or interest on your Contributions under a salary reduction agreement. In addition, if you are married, consent of your Eligible Spouse may be required for withdrawals under TDA Contracts. In some cases, certain withdrawals under 403(b) Plans may require the approval of the Employer, provider, carrier or third party administrator, if applicable. The amount withdrawn from each Investment Alternative that comprises your Account Value will be withdrawn proportionally from all Investment Alternatives in your account at the time of the withdrawal request, unless you instruct us otherwise.

Within the “Our Payment of Account Value to You or a Beneficiary — VEC Contracts” section, replace the first paragraph with the following:

VEC Participants may make withdrawals of all or part of their Account Values at any time prior to the Annuity Commencement Date, unless the employer’s plan provides otherwise. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to the Participant. We do not currently charge for transfers or withdrawals made under VEC Contracts. The amount withdrawn from each Investment Alternative that comprises your Account Value will be withdrawn proportionally from all Investment Alternatives in your account at the time of the withdrawal request, unless you instruct us otherwise.

Within the “Loans” section, replace the fifth paragraph with the following:

You will be required to transfer an amount equal to 120% of the loan to serve as collateral security for your loan from the Separate Account to the General Account, unless you already have allocated the required Account Value to the General Account. Collateralized loans are loans for which security in the amount of 120% of the loan amount is required to be transferred into the General Account and held against repayment of the loan. The amount withdrawn from each Investment Alternative that comprises your Account Value for the transfer of collateral security or the withdrawal for a trusteed loan will be withdrawn proportionally from all Investment Alternatives in your account at the time of the request, unless you instruct us otherwise. We will not permit you to make withdrawals or transfers of the collateral security amount while the loan is outstanding. The interest rate for the loan will not exceed the higher of 1% above the current rate of interest credited to Account Values held in the General Account for TDA Contracts, or the Moody’s® Corporate Yield Average for the calendar month ending two months before the date on which the rate is determined, and payments of principal and interest on the loan are due no less frequently than quarterly. You will pay interest on the loan, but the amount we hold in the General Account as collateral for your loan will accrue interest. A portion of the collateral equal to the loan amount may earn interest at a rate that is different than, and possibly lower than, the rate earned by other amounts in the General Account. There are no income tax consequences to you from obtaining a loan under the TDA Contract, unless you do not make repayments when they are due.

Within the “Administrative Provisions” section, under the “How to Make Allocation Changes, Transfers and Withdrawals” subheading, replace the paragraph under “By Telephone or Internet” with the following:

By Telephone or Website. You may call us at 800.468.3785 or visit our website at www.mutualofamerica.com to obtain information about your Account Value, to change the allocations among Investment Alternatives for future Contributions and to transfer your Account Value among Investment Alternatives. You will be required to use a password to access our website, and to provide your personal identification number (PIN) or identifying personal information to provide instructions by telephone. Note that withdrawal requests under TDA and VEC Contracts, as described above must be made in writing and cannot be made by telephone or website; however for TDA Contracts certain full or partial withdrawal requests or rollover requests can be made through the secure section of our website.

Within the “Administrative Provisions” section, under the “How to Make Allocation Changes, Transfers and Withdrawals” subheading, replace the second paragraph under “Where You Should Direct Requests” with the following:

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, for TDA Contracts certain full or partial withdrawal requests or rollover requests can be made through the secure section of our website, or you may make a withdrawal request by writing to our Withdrawal Processing Center, which you can call at 877.567.9662. Written requests to the Withdrawal Processing Center should be sent to: Mutual of America Life Insurance Company, Withdrawal Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598.